Supplement dated June 27, 2024
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following Fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Limited Duration Credit Fund	12/1/2023
The Board of Trustees (the Board) of the Fund recently approved the conversion of all Class Advisor (Class Adv) shares of the Fund to Class Institutional (Class Inst) shares of the Fund and the subsequent elimination of Class Adv shares as a separate class of the Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Prospectus and Summary Prospectus.
Effective August 1, 2024 (the Effective Date), the maximum sales charge (load) imposed on purchases (as a percentage of the offering price) of Class A shares of the Fund is changed to 1.00% from 3.00%. In addition, on the Effective Date, the maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value) is imposed on certain investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions.
As of the Effective Date, the following sections of the Fund's Prospectus and Summary Prospectus are hereby revised as follows:
The Class A column, and the corresponding footnote, of the “Shareholder Fees” table is hereby revised as follows:
Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	1.00%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)
(a)
For purchases made on or after August 1, 2024, this charge is imposed on certain investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions. For purchases made prior to August 1, 2024, this charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The rest of the section remains the same.
The information for Class A shares in the table under the caption "Example" under the section “Fees and Expenses of the Fund” in the Summary Prospectus and the “Summary of the Fund – Fees and Expenses of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Class A (whether or not shares are redeemed)	1 year	3 years	5 years	10 years
Columbia Limited Duration Credit Fund	$171	$349	$543	$1,103
The rest of the section remains the same.
SUP183_07_005_(06/24)

The second paragraph under the section “Performance Information” in the Summary Prospectus and the “Summary of the Fund – Performance Information” section of the Prospectus is hereby revised to include the following:
The maximum applicable sales charge was reduced from 3.00% to 1.00% on Class A share purchases made on or after August 1, 2024. The Fund's returns (after applicable sales charges) for Class A shares for all periods below have been adjusted to reflect the maximum applicable sales charge of 1.00% for purchases on or after August 1, 2024.
The information for Class A shares in the table of Average Annual Total Returns After Applicable Sales Charges under the section “Performance Information” in the Summary Prospectus and the “Summary of the Fund – Performance Information” section of the Prospectus is hereby revised as follows:
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2022)
	Share Class Inception Date	1 Year	5 Years	10 Years
Columbia Limited Duration Credit Fund Class A	06/19/2003
Returns before taxes		-7.28%	0.75%	1.14%
Returns after taxes on distributions		-7.95%	0.02%	0.33%
Returns after taxes on distributions and sale of Fund shares		-4.31%	0.27%	0.53%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP183_07_005_(06/24)